Exhibit 10.11

AMENDMENT NO. 1 TO

TENTH AMENDED AND RESTATED

INVESTOR RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Amendment”), entered into on April 13, 2006, among ALSIUS CORPORATION, a California corporation (the “Company”), and the undersigned investors in the Company (the “Investors”).

RECITALS:

A. Certain of the Investors hold shares of the Company’s Common Stock, Series A, Series B, Series C-D, Series E and/or Series F Preferred Stock and possess registration rights, information rights, rights of first refusal, and other rights pursuant to that certain Tenth Amended and Restated Investor Rights Agreement, dated as of September 2, 2004, among the Company, such Investors and certain other shareholders of the Company (the “Tenth Restated Agreement”).

B. On or about the date hereof, in connection with a bridge financing (the “Bridge Financing”), the Company is issuing a series of 8% Unsecured Convertible Promissory Notes (the “Bridge Notes”) and warrants to purchase Common Stock of the Company (the “Warrants”).

C. It is a condition to the closing of the Bridge Financing that this Amendment be executed by the parties hereto, and the parties are willing to execute, and to be bound by the provisions of, this Amendment.

D. The undersigned Investors desire to amend the definition of “Registrable Securities” under Section 1.1 of the Tenth Restated Agreement to include the shares of stock issuable upon conversion of the Bridge Notes and exercise of the Warrants.

E. The undersigned Investors desire to amend Section 1.2(a) of the Tenth Restated Agreement to amend the date upon which a demand registration may be requested.

F. The Investors executing this Amendment hold a majority of the shares held by all Investors who are a party to the Tenth Restated Agreement and a majority of the shares of Series C-D, Series E and Series F Preferred Stock or Common Stock issuable upon conversion thereof, and therefore, have the power under Section 3.6 of the Tenth Restated Agreement to amend such agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties to the Tenth Restated Agreement hereby agree that the Tenth Restated Agreement shall be amended as follows:

1. Added Definition of 2006 Bridge Notes in Section 1.1. The undersigned Investors hereby agree that a new definition shall be added to Section 1.1 of the Tenth Restated Agreement to read as follows:

“2006 Bridge Notes” means the convertible promissory notes made by the Company, dated April 13, 2006, in connection with a bridge financing of the Company of approximately $6,000,000.”

2. Revised Definition of “Warrants.” The undersigned Investors hereby agree that the definition of “Warrants” in Section 1.1 of the Tenth Restated Agreement shall be deleted in its entirety and replaced with the following:

““Warrants” means those certain warrants to purchase Common Stock of the Company (i) dated April 30, 2003, issued to the initial purchasers of the Bridge Notes and (ii) dated April 13, 2006, issued to the initial purchasers of the 2006 Bridge Notes.”

3. Revised Definition of “Registrable Securities.” The undersigned Investors hereby agree that the definition of “Registrable Securities” in Section 1.1 of the Tenth Restated Agreement shall be deleted in its entirety and replaced with the following:

““Registrable Securities” means (i) the Common Stock issued in exchange for the common stock issued by Retroperfusion Systems, Inc. (“RSI”) upon conversion of the RSI Series B, Series C and Series D Preferred Stock and in exchange for the RSI Series E and Series F Preferred Stock, (ii) the Common Stock issued upon exercise of the warrants issued under the Loan and Warrant Subscription Agreements dated on or about August 17, 1993, (iii) the Common Stock issued under the Loan and Warrant Subscription Agreements dated October 1994, (iv) the Common Stock issued or issuable upon conversion of the Series A, Series B, Series C-D, Series E and Series F Preferred Stock, (v) the Common Stock issuable upon exercise of the Warrants issued in connection with the Bridge Notes, (vi) the Common Stock issued or issuable upon conversion of the 2006 Bridge Notes, (vii) the Common Stock issuable upon exercise of the Warrants issued in connection with the 2006 Bridge Notes and (viii) any Common Stock of the Company issued or issuable in respect of the above described securities upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the above described securities; provided, however, that shares of Common Stock or other securities shall not be treated as Registrable Securities for purposes of Section 1 hereof if they have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.”

2. Revised Section 1.2(a). The undersigned Investors hereby agree that the lead-in sentence of Section 1.2(a) of the Tenth Restated Agreement shall be deleted in its entirety and replaced with the following:

“(a) In case the Company shall receive at any time after the earlier of (i) June 30, 2007 and (ii) six (6) months after the effective date of the first registration statement filed by the Company covering an offering of any of its securities to the public, a written request from Holders (“Initiating Holders”) that the Company effect any registration, qualification or compliance with respect to at least forty percent (40%) of the Registrable Securities (or any lesser number of Registrable Securities if the anticipated aggregate offering price to the public from the proposed sale of such Registrable Securities, net of underwriting discounts and commissions, would exceed $8,000,000), the Company will:”

3. Remainder of Tenth Restated Agreement Unchanged. Except as amended by this Amendment, the Tenth Restated Agreement shall otherwise remain in full force and effect.

4. Governing Law. This Amendment shall be governed by and construed under the laws of the State of California, without regard to its conflicts of laws provisions.

5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6. Facsimile Signatures. This Amendment may be executed and delivered by facsimile and upon such delivery, the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other parties. The original signature copy shall be delivered to the other parties by mail. The failure to deliver the original signature copy and/or the non-receipt of the original signature copy shall have no effect upon the binding and enforceable nature of this Amendment.

IN WITNESS WHEREOF, the undersigned Investors and the Company have executed this Amendment as of the day and year first above written.

ALSIUS CORPORATION, a California corporation

By	/s/ William J. Worthen
William J. Worthen
President and Chief Executive Officer

Address:	15770 Laguna Canyon Road Suite 150 Irvine, CA 92618-3111

MAYFIELD VIII

By:	/s/ Kevin Fong
Name:	Kevin Fong
Title:	Managing Director

Address:	2800 Sand Hill Road Menlo Park, CA 94025

MAYFIELD ASSOCIATES FUND III

By:	/s/ Kevin Fong
Name:	Kevin Fong
Title:	Managing Director

Address:	2800 Sand Hill Road Menlo Park, CA 94025

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

FEVER TRUST

By:	/s/ James Beck
Name:	James Beck
Title:	Administrative Trustee

Address:	2800 Sand Hill Road Menlo Park, CA 94025

FEVER TRUST II

By:	/s/ James Beck
Name:	James Beck
Title:	Administrative Trustee

Address:	2800 Sand Hill Road Menlo Park, CA 94025

FEVER TRUST III

By:	/s/ James Beck
Name:	James Beck
Title:	Administrative Trustee

Address:	2800 Sand Hill Road Menlo Park, CA 94025

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

HUTTON LIVING TRUST

By	/s/ Wende Hutton
Name:	Wende S. Hutton
Title:	Trustee

Address:	2 Santiago Avenue Atherton, CA 94027

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

NEW ENTERPRISE ASSOCIATES VII, L.P.

By:	NEA Partners VII, Limited Partnership
Its General Partner

By:	/s/ Eugene A. Treinor III
Name:	Eugene A. Treinor III
Title:	Attorney-in-fact

Address:	2800 Sand Hill Road Menlo Park, CA 94025

NEA PRESIDENTS FUND, L.P.

By:	NEA General Partners, L.P.
Its General Partner

By:	/s/ Eugene A. Treinor III
Name:	Eugene A. Treinor III
Title:	Attorney-in-fact

Address:	2800 Sand Hill Road Menlo Park, CA 94025

NEA VENTURES 1997, LIMITED PARTNERSHIP

By:	/s/ Louis B. Van Dyck
Name:	Louis B. Van Dyck
Title:	General Partner

Address:	2800 Sand Hill Road Menlo Park, CA 94025

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGHTLINE HEALTHCARE FUND II, L.P.

By:	/s/ Arch C. Smith
Name:	Arch C. Smith
Title:	Managing Director

Address:	50 South Sixth Street, Suite 1390 Minneapolis, MN 55402

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

VERTICAL FUND I, L.P.

By	Vertical Group, L.P., General Partner

By:	x /s/ Stephen D. Baksa
Name:	Stephen D. Baksa
Title:	General Partner

Address:	25 DeForest Avenue Summit, NJ 07901

VERTICAL FUND II, L.P.

By	Vertical Group, L.P., General Partner

By:	x /s/ Stephen D. Baksa
Name:	Stephen D. Baksa
Title:	General Partner

Address:	25 DeForest Avenue Summit, NJ 07901

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

MPM BIOVENTURES II, L.P.

By:	MPM Asset Management II, L.P.,
its General Partner

By:	MPM Asset Management II LLC,
its General Partner

By:	/s/ Kurt C. Wheeler
Name:	Kurt C. Wheeler
Title:	Investment Manager

Address:	111 Huntington Avenue 31st Floor Boston, MA 02199

MPM BIOVENTURES II-QP, L.P.

By:	MPM Asset Management II, L.P.,
its General Partner

By:	MPM Asset Management II LLC,
its General Partner

By:	/s/ Kurt C. Wheeler
Name:	Kurt C. Wheeler
Title:	Investment Manager

Address:	111 Huntington Avenue 31st Floor Boston, MA 02199

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

MPM BIOVENTURES GMBH & CO. PARALLEL-BETEILIGUNGS KG

By:	MPM Asset Management II, L.P., in its
capacity as the Special Limited
Partner

By:	MPM Asset Management II LLC,
its General Partner

By:	/s/ Kurt C. Wheeler
Name:	Kurt C. Wheeler
Title:	Investment Manager

Address:	111 Huntington Avenue 31st Floor Boston, MA 02199

MPM ASSET MANAGEMENT INVESTORS 2000 B LLC

By:	/s/ Kurt C. Wheeler
Name:	Kurt C. Wheeler
Title:	Investment Manager

Address:	111 Huntington Avenue 31st Floor Boston, MA 02199

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

CHANNEL MEDICAL PARTNERS, L.P.

By:	/s/ Carol D. Winslow
Name:	Carol D. Winslow
Title:	Secretary

Address:	5750 Old Orchard Road, Suite 310 Skokie, IL 60077

HUNT VENTURES, L.P.

By:
Name:
Title:

Address:	Fountain Place 1445 Ross at Field Dallas, TX 75202-2785

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

CANAAN EQUITY II L.P.

By:	Canaan Equity Partners II LLC

By:	/s/ Illegible
Member/Manager

Address:	105 Rowayton Avenue Rowayton, CT 06853

CANAAN EQUITY II L.P. (QP)

By:	Canaan Equity Partners II LLC

By:	/s/ Illegible
Member/Manager

Address:	105 Rowayton Avenue Rowayton, CT 06853

CANAAN EQUITY II ENTREPRENEURS LLC

By:	Canaan Equity Partners II LLC

By:	/s/ Illegible
Manager

Address:	105 Rowayton Avenue Rowayton, CT 06853

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

CYCAD GROUP, LLC

By:	/s/ K. Leonard Judson
Name:	K. Leonard Judson
Title:	President and Manager

Address:	6187 Carpinteria Ave., Suite 300 P.O. BOX 5010 Carpinteria, CA 93014

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

GUIDANT CORPORATION

By:
Name:
Title:
Address:

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

UNICORN MEDICAL INCORPORATED

By:
Name:
Title:

Address:	c/o Pierre Gobin, M.D., Department of Radiology Cornell University 525 E. 68th Street Box 141 New York, NY 10021

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

MEDTRONIC, INC.

By:	/s/ Michael D. Ellwein
Name:	Michael D. Ellwein
Title:	VP & CDO

Address:

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

ev3 INC.

By:
Name:
Title:

Address:	c/o Jim Corbett 1861 Buerkle Road White Bear, MN 55110

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT